Exhibit 10.18

Agreement Number: 20240300001

# Private Computing Platform, Digital Intelligence Service Platform, and Big Data Models-Purchase Agreement

**Party A: Lapis Financial Technology Limited**

CRCMB No.: 99312 (SO)

**Party B: Guo Yan Innovation Technology (Macau) Co. Ltd.**

CRCMB No.: 79446 (SO)

**Whereas:**

Party A and Party B entered into an agency service agreement (Agreement Number: 20240200002, hereinafter referred to as the "Original Agency Agreement") on January 15, 2024, the content of which is for Party A to provide AI algorithm model services and data encryption computing node services developed by Party B to designated customers. After a period of close cooperation, Party A expresses a high degree of recognition for the AI products and services within the Original Agency Agreement.

After friendly consultation between Party A and Party B, Party B agrees to sell to Party A the private computing platform, digital intelligence service platform, and big data models (hereinafter collectively referred to as the "Transferred Assets") developed and involved in the aforementioned agreement. Both parties agree to terminate the Original Agency Agreement effective from August 5, 2024. Party A and Party B now reach the following terms to be jointly complied to.

## 1. Subject of the transfer, Effectiveness, and Delivery Time

Party B agrees to transfer to Party A the following software assets involved in the agency service agreement signed by both parties (Agreement Number: 20240200002) and developed and held by Party B, effective from August 5,

2024. This transaction includes all ownership and related rights and interests in the Transferred Assets:

(1) Private Computing Platform

(2) Digital Intelligence Service Platform

(3) Six Big Data Models

| Categories of Behavioral Risk Assessment: | Categories of User Profiling Analysis |
| --- | --- |
| Pre-loan risk assessment models for personal credit loans | Quality assessment models for individual customers |
| loan risk assessment models for personal credit loans | Consumer willingness assessment models for individual customers |
| Post-loan risk assessment models for personal credit loans | Consumer interest assessment models for individual customers |

- As this transaction includes all ownership and related rights and interests of the Transferred Assets, Party B promises to provide Party A with all documents and files related to the Transferred Assets in electronic and/or paper form, including but not limited to technical documents, software code, intellectual property rights (if any), commercial secrets, and related technical data/information. The purchase list for each Transferred Asset is detailed in Appendix 1.

(1) Technical documents refer to documents related to the Transferred Assets, including but not limited to technical manuals, user manuals, maintenance manuals, system architecture diagrams, API documents, design documents, test reports, and version histories.

(2) Software code refers to the source code, compiled code, and related software components of the Transferred Assets.

- Party B promises to complete the delivery of all documents and materials listed in Appendix 1 to Party A within three working days from the date of

signing this agreement. Both parties agree that upon Party B's completion of the delivery of all materials to Party A, they will sign a written confirmation letter to confirm the completion of the delivery. However, the signing of this purchase agreement shall represent that the Transferred Assets have become the property of Party A, including but not limited to all ownership and related rights and interests in the Transferred Assets.

## 2. Purchase Price and Payment Time

- The total transfer price for this transaction is [HKD 9,000,000] (Nine Million Hong Kong Dollars). The price for each Transferred Asset is as follows:

| Transferred Asset | Price (HK$) |
|---|---|
| Private Computing Platform | HKD4,900,000.00 |
| Digital Intelligence Service Platform | HKD2,450,000.00 |
| Pre-loan risk assessment models for personal credit loans | HKD250,000.00 |
| Loan risk assessment models for personal credit loans | HKD250,000.00 |
| Post-loan risk assessment models for personal credit loans | HKD250,000.00 |
| Quality assessment models for individual customers | HKD300,000.00 |
| Consumer willingness assessment models for individual customers | HKD300,000.00 |
| Consumer interest assessment models for individual customers | HKD300,000.00 |

- Both parties agree that Party A shall pay the total transfer price to Party B within 6 months (180 days) after signing the written confirmation letter. Party A may pay the total or partial transfer price in advance if both parties agree.

**3. Rights and Obligations of the Buyer**

- From the date the Transferred Assets become the property of Party A, Party A shall have full ownership of the Transferred Assets.
- Party A has the right to use, modify, integrate, or redevelop the Transferred Assets according to its own business needs.
- Party A has the right to authorize the use of the Transferred Assets to third parties.
- Party A has the right to derive economic benefits from the use, resale, or other commercial activities of the Transferred Assets.
- Party A obtains intellectual property rights related to the Transferred Assets under this agreement, including but not limited to patent rights and copyrights (if any).
- Party A has the right to require the seller to provide necessary technical support and maintenance services, with specific service content and conditions to be agreed upon separately by both parties.
- Party A has the right to obtain all technical documents, data, and information related to the Transferred Assets.
- Provided that Party B fulfills all obligations under this agreement, Party A shall pay Party B according to the payment terms, time, and amount agreed upon in the agreement.
- Party A shall comply with relevant laws and regulations when using the Transferred Assets and shall not use them for any illegal purposes.

**4. Warranties of the Seller**

- Party B warrants that it has full and legal ownership and related rights and interests in the Transferred Assets at the time of signing this agreement, and there are no restrictions, collaterals, transfers, or litigation risks.
- Party B warrants that the Transferred Assets do not infringe upon any intellectual

property rights or other legal rights and interests of any third party, and there is no act of infringement.

- Party B warrants that the Transferred Assets will conform to the functionality and performance standards agreed upon in this agreement and comply with relevant laws, regulations, and industry standards at the time of delivery to Party A. Party B further warrants the completeness and accuracy of the Transferred Assets and related documents and data provided.
- The warranty obligations provided by Party B remain valid after the delivery of the Transferred Assets. Party B promises that if it breaches the above warranties, it will compensate Party A for any actual economic losses incurred as a result.

## 5. Acceptance Standards and Defect Handling

- A defect means that the Transferred Assets do not conform to the functionality and performance standards agreed upon in this agreement. During the delivery period stipulated in this agreement, if Party A finds any defects in the Transferred Assets or their installation, Party A has the right to require Party B to correct or optimize such defects, except for defects not attributable to Party B.
- Party A must carefully inspect the materials provided by Party B. If any issues or ambiguities are found, Party A must promptly provide feedback to Party B and request corrections. Party B shall make adjustments and corrections as required by Party A and provide corresponding quality assurance.

## 6. Intellectual Property Rights

- Upon the effectiveness of this agreement, Party A shall own the intellectual property rights of the Transferred Assets, including but not limited to software copyrights, related technical documents, and original source code, patent rights, etc. Unless Party B obtains the written consent of Party A for individual cases, Party B no longer has any rights to the ownership and intellectual property rights of the Transferred Assets, nor does it enjoy any economic benefits derived from the Transferred Assets or their intellectual property rights. Party B shall not use or authorize any third party to use the Transferred Assets and/or their intellectual property rights for any purpose.
- From the date of effectiveness of this agreement, Party A has the right to use,

copy, modify, distribute, display, and perform the intellectual property rights of the Transferred Assets globally.

- After Party A acquires the intellectual property rights of the Transferred Assets, Party A shall be responsible for maintaining and protecting the acquired intellectual property rights, including but not limited to timely renewal fees and responding to infringement actions.
- Any new intellectual property rights generated by Party A based on improvements, derivatives, or upgrades of the Transferred Assets shall belong to Party A.
- Party B agrees that if the Transferred Assets infringe upon the intellectual property rights of any third party, Party B shall be responsible for resolving the related disputes and compensating Party A for the actual economic losses.

**7. Termination of Agency Service Agreement and Arrangement of Handover Matters**

- Due to the signing of this agreement, the original agency agreement signed by both parties on January 15, 2024, will become void. Therefore, both parties agree to terminate the original agency agreement from the effective date of this agreement. To avoid affecting customers involved in the original agency agreement during the handover period, both parties promise to continue to maintain the spirit of the original agreement and provide services to third-party customers as stipulated in the original agency agreement.
- As of the effective date of this agreement, for the service fees that Party A should pay to Party B under the original agency agreement, Party A agrees to pay Party B according to the provisions of the original agency agreement.

**8. Continuation of Performance of Contracts with Third Parties and Ownership of Benefits**

- Party B declares that there are no contracts signed with any third parties at the time of signing this agreement. Party B promises that if there are any contracts involving the Transferred Assets between Party B and any third party, the benefits generated shall belong to Party A, and Party B shall

compensate Party A for any actual economic losses suffered as a result.

## 9. Liability for Breach of Contract

- Except as provided in this agreement and under statutory circumstances, neither party may arbitrarily terminate this contract; otherwise, the breaching party shall compensate the other party 30% of the total transfer price to bear the liability for breach of contract.
- If Party A fails to pay Party B as agreed and the delay in payment of related fees exceeds 30 days, unless both parties agree in writing to another supplementary agreement, this agreement shall be automatically terminated. The ownership and related rights and interests of the Transferred Assets shall revert to Party B from the date of termination, and all income obtained by Party A from the direct or indirect use of the Transferred Assets from the effective date of this agreement to the date of automatic termination shall be paid as compensation to Party B. However, such compensation shall be capped at the transfer price, and any income exceeding the transfer price shall belong to Party A.
- If Party B fails to deliver the Transferred Assets as agreed in this agreement and the delay in delivery exceeds 30 days, Party A has the right to unilaterally terminate this agreement, and Party B shall pay Party A a compensation of HKD 2,000,000 (Two Million Hong Kong Dollars).
- During the performance of this agreement, if either party violates this agreement or fails to fulfill its obligations and responsibilities under the terms and conditions of this agreement, the non-breaching party may send a written notice to the breaching party requesting immediate rectification. If the breaching party fails to rectify its breach within 30 days, the non-breaching party has the right to terminate this agreement.

**10. Force Majeure**

- Force majeure refers to unforeseeable, unavoidable, and insurmountable objective circumstances.
- After the occurrence of a force majeure event, the affected party shall promptly notify the other party of the reasons for the inability to perform or fully perform and must provide effective proof to the other party. Unless the other party gives written notice of non-performance, the affected party shall continue to fulfill its obligations under the agreement to the best of its ability.

**11. Confidentiality Obligations**

- Both parties agree to strictly keep confidential each other's confidential information, including but not limited to technical data, commercial secrets, and customer information, and shall not disclose, copy, or use it in any other way to third parties; otherwise, the breaching party shall compensate the other party for the actual economic losses.
- The confidentiality obligations under this clause remain in effect even after the termination of the agreement.

**12. Miscellaneous**

- The interpretation, modification, performance, and dispute resolution of this agreement shall be governed by the laws of the Macao Special Administrative Region.
- In the event of any dispute arising from the performance of this agreement, the parties shall first attempt to resolve it through friendly consultation. If the consultation fails, either party may bring the dispute to the court of the Macao Special Administrative Region for resolution.
- Any modification to this agreement must be agreed upon in writing by both parties.

- This agreement is made in two copies, one for each party, and both copies shall have equal legal effect.

(The following is intentionally left blank)

Agreement Number: 20240300001

《Private Computing Platform, Digital Intelligence Service Platform, and Big Data Models Purchase Agreement》

Party A: Lapis Financial Technology Limited

Signature (Seal):

**Party B: Guo Yan Innovation Technology (Macau) Co. Ltd.**

Signature (Seal):

Date: August 5, 2024

## Appendix 1: Private Computing Platform, Digital Intelligence Service Platform, and Big Data Models - Purchase List

| No. | Content | Remarks | Quantity |
|---|---|---|---|
| 1 | Private Computing Platform (ELF2.5) - PRD Product Requirement Document | | 1 |
| 2 | Private Computing Platform (ELF2.5) - User Manual | | 1 |
| 3 | Private Computing Platform (ELF2.5) - Technical Architecture Document | | 1 |
| 4 | Private Computing Platform (ELF2.5) - Deployment Document | | 1 |
| 5 | Private Computing Platform (ELF2.5) - Detailed Feature List | | 1 |
| 6 | Private Computing Platform (ELF2.5) - Functional Test Report | Including Test Cases | 2 |
| 7 | Private Computing Platform (ELF2.5) - Source Code | | 7 |
| 8 | Digital Intelligence Service Platform (Zeus Trustworthy Empowerment Platform) - PRD Product Requirement Document | | 1 |
| 9 | Digital Intelligence Service Platform (Zeus Trustworthy Empowerment Platform) - White Paper | | 1 |
| 10 | Digital Intelligence Service Platform (Zeus Trustworthy Empowerment Platform) - Project Design Specification | | 1 |
| 11 | Digital Intelligence Service Platform (Zeus Trustworthy Empowerment Platform) - Design Diagrams | Including Architectural Design Diagrams, Production Design Diagrams, Database Design | 4 |
| 12 | Digital Intelligence Service Platform (Zeus Trustworthy Empowerment Platform) Deployment Document (K8S Version) | Including Installation Tools | 2 |
| 13 | Digital Intelligence Service Platform (Zeus Trustworthy Empowerment Platform) - Delivery Toolkit | | 1 |
| 14 | Digital Intelligence Service Platform (Zeus Trustworthy Empowerment Platform) - Feature | | 1 |

| | | | |
|---|---|---|---|
| | List | | |
| 15 | Digital Intelligence Service Platform (Zeus Trustworthy Empowerment Platform) - Interface Management | Including Installation Tools | 2 |
| 16 | Digital Intelligence Service Platform (Zeus Trustworthy Empowerment Platform) - Source Code | | 1 |
| 17 | Assessment Model - Behavioral Risk Assessment - Pre-loan Risk Assessment Model for Personal Credit Loans - Model Delivery Confirmation Report | Including Model Features, Training Results, Model Performance Overview | 1 |
| 18 | Assessment Model - Behavioral Risk Assessment - Post-loan Risk Assessment Model for Personal Credit Loans - Model Delivery Confirmation Report | Including Model Features, Training Results, Model Performance Overview | 1 |
| 19 | Assessment Model - Behavioral Risk Assessment -Loan Risk Assessment Model for Personal Credit Loans - Model Delivery Confirmation Report | Including Model Features, Training Results, Model Performance Overview | 1 |
| 20 | Assessment Model - User Portrait Analysis - Customer Quality Assessment Model for Individual Customers - Model Delivery Confirmation Report | Including Model Features, Training Results, Model Performance Overview | 1 |
| 21 | Assessment Model - User Portrait Analysis - Consumer Willingness Assessment Models for Individual Customers - Model Delivery Confirmation Report | Including Model Features, Training Results, Model Performance Overview | 1 |
| 22 | Assessment Model - Consumer Interest Assessment Models for Individual Customers - Model Delivery Confirmation Report | Including Model Features, Training Results, Model Performance Overview | 1 |
| 23 | Assessment Model - Model Field Description | | 1 |
| 24 | Assessment Model - Model Source Code | | 1 |
| | | Total | 36 |

# Private Computing Platform, Digital Intelligence Service Platform, and Big Data Models Purchase Agreement - Confirmation Letter

**Party A: Lapis Financial Technology Limited**
CRCMB No.: 99312 (SO)

**Party B: Guo Yan Innovation Technology (Macau) Co. Ltd.**
CRCMB No.: 79446 (SO)

Party A and Party B, based on the principles of equality and voluntariness, have reached the following agreement:

1. Pursuant to the content of the "Private Computing Platform, Digital Intelligence Service Platform, and Big Data Models Purchase Agreement" (Agreement Number: 20240300001, hereinafter referred to as the "Purchase Agreement") signed by both parties, Party B has completed the delivery of the Transferred Assets to Party A as required by Party A on August 5, 2024. Party A now confirms that it has received the said Transferred Assets. The list of Transferred Assets is as follows:

- Private Computing Platform
- Digital Intelligence Service Platform
- Six Big Data Models

| Categories of Behavioral Risk Assessment: | Categories of User Profiling Analysis |
|---|---|
| Pre-loan risk assessment models for personal credit loans | Quality assessment models for individual customers |
| Loan risk assessment models for personal credit loans | Consumer willingness assessment models for individual customers |
| Post-loan risk assessment models for personal credit loans | Consumer interest assessment models for individual customers |

2. This Confirmation Letter shall take effect from the date of signature and seal by both parties, made in two copies, one for each of Party A and Party B, with equal legal effect.

| ______________________________ | ______________________________ |
| --- | --- |
| Lapis Financial Technology Limited | Guo Yan Innovation Technology (Macau) Co. Ltd. |
| ugust 6, 2024 | August 6, 2024 |